UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	August 13, 2002

UNUMPROVIDENT CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11834	62-1598430
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Fountain Square
Chattanooga, Tennessee 37402
(Address of principal executive offices)

(423) 755-1011
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

INDEX

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Statement under Oath of Principal Executive Officer of UnumProvident Corporation.

99.2	Statement under Oath of Principal Financial Officer of UnumProvident Corporation.

99.3	Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4	Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.5	Press Release of the Registrant dated August 13, 2002.

Item 9.    Regulation FD Disclosure.

On August 13, 2002, UnumProvident Corporation filed with the Securities and Exchange Commission the Statements under Oath of its Principal Executive Officer and Principal Financial Officer in accordance with the order of the Commission dated June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934. Copies of the statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

In addition, on August 13, 2002, UnumProvident Corporation furnished the Securities and Exchange Commission certifications of its Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Copies of the certifications are attached hereto as Exhibits 99.3 and 99.4 and are incorporated herein by reference.

Finally, on August 13, 2002, UnumProvident Corporation issued a press release announcing the filing of the statements and certifications described above. A copy of the press release is attached hereto as Exhibit 99.5 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UnumProvident Corporation
(Registrant)

/s/ F. DEAN COPELAND
Date: August 13, 2002.	F. Dean Copeland
Senior Executive Vice President
and General Counsel

INDEX TO EXHIBITS

EXHIBITS

99.1	Statement under Oath of Principal Executive Officer of UnumProvident Corporation.

99.2	Statement under Oath of Principal Financial Officer of UnumProvident Corporation.

99.3	Certification of Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.4	Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.5	Press Release of the Registrant dated August 13, 2002.